Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Dennis E. Foster

Name:	Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Carol B. Armitage

Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Samuel E. Beall, III

Name:	Samuel E. Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Francis X. Frantz

Name:	Francis X. Frantz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Jeffrey T. Hinson

Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ Judy K. Jones

Name:	Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), or one or more amendments to the existing Form S-8 (File No. 333-135850) for the 2006 Equity Incentive Plan of Windstream Corporation, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the Amended and Restated 2006 Equity Incentive Plan of Windstream Corporation and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of May 4, 2010.

Signed:	/s/ William A. Montgomery

Name:	William A. Montgomery